Exhibit 99.9
REGISTRATION RIGHTS AGREEMENT
          This REGISTRATION RIGHTS AGREEMENT is dated as of [___], 2008 (the “Agreement”), by and among MoneyGram Payment Systems Worldwide, Inc., a Delaware corporation (the “Company”), MoneyGram International, Inc., a Delaware corporation (“Holdco”), and each of the subsidiary guarantors party hereto (collectively with Holdco, the “Guarantors” and the Guarantors, together with the Company, the “Issuers”), on the one hand, and GSMP V Onshore US, Ltd., an exempted company incorporated in the Cayman Islands with limited liability ( “GSMP Onshore”), GSMP V Offshore US, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP Offshore”) and GSMP V Institutional US, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP Institutional” and together with GSMP Onshore, GSMP Offshore, the “Initial Purchasers”), on the other hand.
          This Agreement is entered into in connection with the Note Purchase Agreement by and among the Issuers, the Initial Purchasers and certain other purchasers named therein, dated as of February 11, 2008 (the “Note Purchase Agreement”) which provides for, among other things, the sale by the Company to the Initial Purchasers of $500 million aggregate principal amount of the Company’s Senior Secured Second Lien Notes due 2018 (the “Notes”) which will be guaranteed by each of the Guarantors (the “Guarantees”). References herein to the “Securities” refer to the Notes and the Guarantees collectively (or any Securities into what the Notes and Guarantees may be converted or exchanged). In order to induce the Initial Purchasers to enter into the Note Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the sole benefit of the Initial Purchasers and not for the benefit of any subsequent holder or holders of the Securities.
          In consideration of the foregoing, the parties hereto agree as follows:
          1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
          “Agreement” shall have the meaning set forth in the preamble.
          “Automatic Shelf Registration Statement” shall have the meaning set forth in Section 3 hereof.
          “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
          “Closing Date” shall mean the Closing Date as defined in the Note Purchase Agreement.
          “Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.
          “Demand Notice” shall have the meaning set forth in Section 2(a) hereof.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
          “FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

          “Guarantors” shall have the meaning set forth in the preamble and shall also include any of the Guarantors’ successors.
          “Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities.
          “Holdco” shall have the meaning set forth in the preamble.
          “Indemnified Person” shall have the meaning set forth in Section 4(c) hereof.
          “Indemnifying Person” shall have the meaning set forth in Section 4(c) hereof.
          “Indenture” shall mean the Indenture relating to the Securities dated as of February 11, 2008 among the Company, as issuer, the Guarantors and Wells Fargo Bank National Association, as trustee, and as the same may be amended and supplemented from time to time in accordance with the terms thereof.
          “Initial Purchasers” shall have the meaning set forth in the preamble.
          “Inspector” shall have the meaning set forth in Section 3(m) hereof.
          “Issuers” shall have the meaning set forth in the preamble.
          “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned directly or indirectly by the Company or any of its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.
          “Note Purchase Agreement” shall have the meaning set forth in the preamble.
          “Partner Distribution” shall have the meaning set forth in Section 3(o) hereof.
          “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
          “Proceeding” shall have the meaning set forth in Section 5(g) hereof.
          “Prospectus” shall mean the prospectus included in a registration statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and by all other amendments and supplements to such Prospectus, and in each case including any document incorporated by reference therein.
          “Registrable Securities” shall mean the Securities sold to the Initial Purchasers on the Closing Date, for so long as they are owned directly or indirectly by the Initial Purchasers; provided that the Securities shall cease to be Registrable Securities (i) when a registration statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been disposed of pursuant to such registration statement, (ii) after such Securities have been sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.
          “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including, without limitation, (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and the reasonable fees and disbursements of one special counsel for the Holders (which counsel shall be selected by the Majority Holders and shall be reasonably acceptable to the Company) as well as any required local or foreign counsel, (viii) the fees and disbursements of the independent public accountants of the Issuers, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, (ix) the expenses incurred in connection with any road shows, including preparation and transmission of any road shows, (x) printers costs, (xi) the fees and disbursements and expenses of any qualified independent underwriter necessary in connection with any offering of Securities hereunder and (xii) fees and disbursements of Underwriters customarily paid by issuers of securities, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.
          “S-1 Registration Statement” shall mean a registration statement of the Issuers on Form S-1 (or any comparable or successor form) filed with the SEC registering any Registrable Securities.
          “SEC” shall mean the Securities and Exchange Commission.
          “Securities” shall have the meaning set forth in the preamble.
          “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
          “Selected Courts” shall have the meaning set forth in Section 5(g) hereof.
          “Shelf Effectiveness Period” shall have the meaning set forth in Section 2(a) hereof.
          “Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuers that covers all the Registrable Securities (and may cover other securities of the Issuers) on Form S-3 under Rule 415 under the Securities Act, or any successor rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein. To the extent the Issuers are eligible (i) the Shelf Registration Statement may be filed in the form of an Automatic Shelf Registration Statement and (ii) the Shelf Registration Statement may be re-filed at any time as an Automatic Shelf Registration Statement.
          “Staff” shall mean the staff of the SEC.
          “Suspension Period” shall have the meaning set forth in Section 2(a) hereof.
          “Target Registration Date” shall have the meaning set forth in Section 2 hereof.
          “TIA” shall mean the Trust Indenture Act of 1939, as amended from time to time.
          “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
          “Underwriters” shall have the meaning set forth in Section 3 hereof.
          “Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.
          “WKSI” shall have the meaning set forth in Section 3 hereof.
          2. Registration Under the Securities Act. (a) Upon the written demand (the “Demand Notice”) of the Majority Holders, the Issuers shall be required to file, on one occasion, either (i) a Shelf Registration Statement if the Company is then eligible to use such a registration statement and if there is no then-currently effective Shelf Registration Statement on file with the SEC which would cover all Registrable Securities requested to be registered or (ii) an S-1 Registration Statement with the SEC to cover resales of the Registrable Securities. In the case of (a)(i) above, the Issuers will use their commercially reasonable efforts to (x) file the Shelf Registration Statement within 60 days of receipt of the Demand Notice, (b) cause the Shelf Registration Statement to be declared effective under the Securities Act by the 150th day after receipt of the Demand Notice and (z) maintain the effectiveness of the Shelf Registration Statement during the Shelf Effectiveness Period (defined below). In the case of (a)(ii) above, the Issuers will use their commercially reasonable efforts to (x) file the S-1 Registration Statement within 90 days of receipt of the Demand Notice and (y) cause the S-1 Registration Statement to be declared effective under the Securities Act by the 180th day after receipt of the Demand Notice.
          The Issuers agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earliest of (i) one year from the date the Shelf Registration Statement is declared effective under the Securities Act or (ii) such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”). Notwithstanding anything to the contrary in this Agreement, at any time, the Issuers may delay the filing of the Shelf Registration Statement or S-1 Registration Statement, as the case may be, or delay or suspend the effectiveness of the Shelf Registration Statement, for a reasonable period of time, up to three (3) times during any calendar year, but in no event for more than 60 days in any 365-day period (each, a “Suspension Period”), if the Board of Directors of the Company determines reasonably and in good faith that (x) the filing of any such registration statement or the continuing effectiveness thereof would require the disclosure of non-public material information that, in the reasonable judgment of the Board of Directors of the Company, would be detrimental to the Company if so disclosed or would otherwise materially adversely affect a material financing, acquisition, disposition, merger or other material transaction or (y) such action is required by applicable law. The Issuers further agree to supplement or amend the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such registration statement or by the Securities Act or by any other rules and regulations thereunder for registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective and such registration statement and Prospectus to become usable as soon as thereafter practicable. The Issuers agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC. The Shelf Registration Statement may cover any securities of the Issuers in addition to the Registrable Securities.
          (b) The Issuers shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement or S-1 Registration Statement, as the case may be.
          (c) The Shelf Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it is an Automatic Shelf Registration Statement or it has been declared effective by the SEC. The S-1 Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.
          In the event that the Shelf Registration Statement or S-1 Registration Statement, as the case may be, is not filed or declared effective by the dates specified in Section 2(a) (the “Target Registration Date”), the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period immediately following the Target Registration Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until such registration statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act, at which time the interest rate on the Registrable Securities will revert to the original interest rate borne by such Registrable Securities.
          If the Shelf Registration Statement or S-1 Registration Statement, as the case may be, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period (in the case of the Shelf Registration Statement) or otherwise required under the Securities Act (other than because of the sale of all Securities registered thereunder or pursuant to a Suspension Period), and such failure to remain effective or usable exists for more than 60 days (whether or not consecutive) (plus any time required in connection with updating such registration statement in accordance with Section 10(a)(3) of the Securities Act) in any 12-month period, then the interest rate on the Registrable Securities will be increased by 0.25% per annum for the first 90-day period immediately commencing on the 61st day (whether or not consecutive) in any 12-month period, which rate shall be increased by an additional 0.25% per annum at the beginning of each subsequent 90-day period, and continue thereafter, in each case until such registration statement has again been declared effective or the Prospectus again becomes usable, at which time the interest rate on the Registrable Securities will revert to the original interest rate borne by such Registrable Securities.
          Notwithstanding the foregoing, the maximum aggregate increase in the interest rate borne by the Registrable Securities pursuant to this Section 2(c) shall in no event exceed 0.50% per annum.

          3. Registration Procedures. In connection with their obligations pursuant to Section 2(a) hereof, the Issuers shall:
     (a) prepare and file with the SEC the Shelf Registration Statement or S-1 Registration Statement, as the case may be, which (x) shall be available for the sale of the Registrable Securities by the selling Holders thereof and (y) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such registration statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof (provided, however, that before filing a registration statement or Prospectus or any amendments or supplements thereto, or any free writing prospectus related thereto, the Issuers will furnish to the Holders and to one counsel for the Holders copies of all such documents proposed to be filed, including all exhibits thereto, which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Issuers shall not file any registration statement or amendment thereto, any Prospectus or supplement thereto or any free writing prospectus related thereto which the Holders or their counsel shall reasonably object);
     (b) prepare and file with the SEC such amendments, supplements and post-effective amendments to the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and Prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities;
     (c) furnish to the Holders, to counsel for such Holders (which counsel shall be selected by Holders of a majority in principal amount of Securities covered by such registration statement) and to each Underwriter of not more than one Underwritten Offering of Registrable Securities, if any, with respect to a Shelf Registration Statement and an S-1 Registration Statement without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and any free writing prospectus related thereto, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Issuers consent to the use of such Prospectus and any amendment or supplement thereto and any free writing prospectus related thereto, in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;
     (d) use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a registration statement shall reasonably request in writing by the time the applicable registration statement is declared effective by the SEC; cooperate with the Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;
     (e) notify each Holder of Registrable Securities, counsel for Holders of Registrable Securities (which counsel shall be selected by Holders of a majority in principal amount of Securities covered by such registration statement) promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when the Shelf Registration Statement or S-1 Registration Statement, as the case may be, any pre-effective amendments, any related Prospectus or Prospectus supplement or any free writing prospectus related thereto has been filed or used, when such registration statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to such registration statement and Prospectus or for additional information after such registration statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of any Issuer contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if any Issuer receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event that makes any statement made in such registration statement or the related Prospectus, any document incorporated by reference therein, any free writing prospectus, or any information conveyed to any purchaser at the time of sale to such purchaser untrue in any material respect or that requires the making of any changes in such registration statement or Prospectus or free writing prospectus or incorporated document in order to make the statements therein not misleading and (vi) of any determination by any Issuer that a post-effective amendment to a registration statement would be appropriate;
     (f) use their commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and provide notice to each Holder of the withdrawal of any such order as soon as practicable;
     (g) upon request, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);
     (h) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

     (i) upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the Shelf Registration Statement or S-1 Registration Statement, as the case may be, or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuers shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission;
     (j) a reasonable time prior to the filing of the Shelf Registration Statement or S-1 Registration Statement, as the case may be, any Prospectus, any amendment to such registration statement or amendment or supplement to a Prospectus (excluding any document that is to be incorporated by reference into such registration statement or a Prospectus after initial filing of such registration statement), provide copies of such document to the Majority Holders and their counsel and, if an Underwritten Offering, make such representatives of the Issuers as shall be reasonably requested by the Majority Holders or their counsel available for discussion of such document; and the Issuers shall not, at any time after initial filing of the Shelf Registration Statement or S-1 Registration Statement, as the case may be, file any Prospectus, any amendment of or supplement to such registration statement or a Prospectus, (excluding any document that is to be incorporated by reference into such registration statement or a Prospectus), of which the Majority Holders and their counsel shall not have previously been advised and furnished a copy and shall give good faith consideration to their comments thereon;
     (k) obtain a CUSIP number for all Registrable Securities not later than the effective date of the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and ensure that the Registrable Securities are and remain cleared through The Depository Trust Company;
     (l) cause the Indenture to be qualified under the TIA in connection with the registration of the Registrable Securities not later than the effective date of the Shelf Registration Statement or S-1 Registration Statement, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; otherwise comply with all provisions of the TIA; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;
     (m) in the case of not more than one Underwritten Offering off of the Shelf Registration Statement and one Underwritten Offering off of the S-1 Registration Statement, make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement or S-1 Registration Statement, as the case may be, counsel for the Underwriter, and one firm of attorneys and one firm of accountants designated by the Inspector, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the

Issuers, and cause the respective officers, directors and employees of the Issuers to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with an Underwritten Offering off of the Shelf Registration Statement or S-1 Registration Statement, as the case may be; provided that if any such information is identified by the Issuers as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter and shall sign customary confidentiality agreements reasonably requested by the Issuers prior to the receipt of such information;
     (n) if reasonably requested by any Holder of Registrable Securities covered by the Shelf Registration Statement or S-1 Registration Statement, as the case may be, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable upon the Company receiving notification of the matters to be incorporated in such filing;
     (o) at the request of any Holder seeking to effect a distribution of Securities to such Holder’s shareholders, partners or members (a “Partner Distribution”), file any Prospectus supplement or post-effective amendments and otherwise take any action necessary to amend or supplement the Shelf Registration Statement or S-1 Registration Statement, as the case may be, in order to allow the Holder to consummate the Partner Distribution and allow the shareholders, partners or members of the Holder to freely sell the Securities received in such Partner Distribution pursuant to such registration statement;
     (p) deliver promptly to the Holders of Registrable Securities included in any Shelf Registration Statement or S-1 Registration Statement, as the case may be, copies of all correspondence between the SEC and the Issuers, their counsel or auditors and all memoranda relating to discussions with the SEC or its Staff with respect to such registration statement (including documents incorporated therein by reference);
     (q) make reasonably available its employees and personnel and senior management for participation in road shows and other marketing efforts and otherwise provide reasonable assistance to any Underwriters in the marketing of Registrable Securities in not more than one Underwritten Offering off of the Shelf Registration Statement and one Underwritten Offering off of the S-1 Registration Statement;
     (r) take no direct or indirect action prohibited by Regulation M under the Exchange Act;
     (s) in the case of an Underwritten Offering, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, not more than one Underwritten Offering off of the Shelf Registration Statement and one Underwritten Offering off of the S-1 Registration Statement and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the registration statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to Underwriters in Underwritten Offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Issuers (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) use commercially reasonable efforts to obtain “comfort” letters from the independent certified public accountants of the Issuers (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in such registration statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; (iv) in connection with any Underwritten Offering, retain a qualified independent Underwriter to the extent required by the rules and regulations of FINRA and pay the fees and expenses of such qualified independent Underwriter; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement;
     (t) take all reasonable action to ensure that any free writing prospectus utilized in connection with any Shelf Registration Statement or S-1 Registration Statement, as the case may be, complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, Prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
     (u) in connection with any Underwritten Offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.
          To the extent that the Company or Holdco is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time the Demand Notice is submitted to any of the Issuers, and such Shelf Demand requests that the Issuers file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) on Form S-3, the Issuers shall file an Automatic Shelf Registration Statement which covers those Registrable Securities which are requested to be registered. The Issuers shall use their commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the Shelf Effectiveness Period. If the Issuers do not pay the filing fee covering the Registrable Securities at the time the Automatic Shelf Registration Statement is filed, the Issuers agree to pay such fee at such time or times as the Registrable Securities are to be sold. If at any time when the Issuers are required to re-evaluate their WKSI status the Issuers determine that neither the Company nor Holdco is a WKSI, the Issuers shall use their commercially reasonable best efforts to re-file the Shelf Registration Statement on Form S-3 and keep such registration statement effective during the Shelf Effectiveness Period.
          If the Issuers file any Shelf Registration Statement for the benefit of the holders of any of their debt securities other than the Holders, the Issuers agree that they shall include in such registration statement such disclosures as may be required by Rule 430B (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the Securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.
          With respect to the Shelf Registration Statement or S-1 Registration Statement, as the case may be, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder (including, without limitation, a customary selling Holder questionnaire) and the proposed disposition by such Holder of such Registrable Securities as the Issuers may from time to time reasonably request in writing.
          Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 3(e)(iii) or 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement or S-1 Registration Statement, as the case may be, until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof and, if so directed by the Issuers, such Holder will deliver to the Issuers all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.
          If the Issuers shall give any such notice to suspend the disposition of Registrable Securities pursuant to the Shelf Registration Statement or S-1 Registration Statement, as the case may be, the Issuers shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Issuers may give such notice only in accordance with the second paragraph, second sentence, of Section 2(a) hereof.
          The Holders of Registrable Securities covered by the Shelf Registration Statement or S-1 Registration Statement, as the case may be, who desire to do so may sell such Registrable Securities in an Underwritten Offering. If the Issuers are not eligible to file a Shelf Registration Statement within 60 days of receipt of the Demand Notice and therefore file an S-1 Registration Statement pursuant to Section 2(a)(ii) hereof, the Holders of Registrable Securities shall be entitled to sell such Registrable Securities in an Underwritten Offering covered by the S-1 Registration Statement. If the Issuers are eligible to file a Shelf Registration Statement within 60 days of receipt of the Demand Notice or if there is a then- effective Shelf Registration Statement on file with the SEC which would cover all Registrable Securities requested to be registered, the Holders of Registrable Securities shall be entitled to sell such Registrable Securities in not more than one Underwritten Offering covered by the Shelf Registration Statement. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering with the Company’s consent, not to be unreasonably withheld.
          4. Indemnification and Contribution. (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Holder, their respective affiliates, directors, officers, employees, fiduciaries, agents, shareholders, partners, members, advisors, attorneys, representatives and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all out-of-pocket losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such reasonable fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or S-1 Registration Statement, as the case may be, or any Prospectus, any preliminary Prospectus, any amendment or supplement to any of the foregoing, or any free writing prospectus utilized in connection with any of the foregoing, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, and the Issuers will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim as such expenses are incurred, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Holder furnished to the Company in writing through the Initial Purchasers or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Issuers, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any registration statement.
          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and the other selling Holders, their respective affiliates, the directors of the Issuers, each officer of the Issuers who signed the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and each Person, if any, who controls the Company, the Guarantors, the Initial Purchasers and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Shelf Registration Statement or S-1 Registration Statement, as the case may be, and any Prospectus; provided that the liability of each Holder hereunder shall be limited to the proportion of any such losses, claims, damages and liabilities which is equal to the proportion that the public offering price of the Securities sold by such Holder under such registration statement bears to the total public offering price of all Securities sold thereunder, but not to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 4 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 4. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 4 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded (based on the advice of counsel to the Indemnified Person) that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel (based on the advice of counsel to the Indemnified Person) would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Holder, its affiliates, directors and officers and any control Persons of such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall be designated in writing by the Majority Holders and (y) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment, as required by paragraphs (a) and (b) of this Section 4. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for the reasonable fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement and (iii) such Indemnified Person shall have given the Indemnifying Person at least 30 days prior written notice of its intention to settle. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.
          (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Holders from the issuance of the Securities to the Initial Purchasers on the Closing Date (the benefit to the Issuers being the proceeds received by them on the Closing Date from the issuance of the Securities and the benefit to the Holders being the fees received by them on the Closing Date in connection with the issuance of the Securities), or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The Issuers and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such party in connection with any such action or claim. Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (f) The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
          (g) The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, their respective affiliates or any Person controlling the Initial Purchasers, or by or on behalf of the Issuers, their respective affiliates or the officers or directors of or any Person controlling the Issuers and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement or S-1 Registration Statement, as the case may be.

          5. General.
          (a) No Inconsistent Agreements. The Issuers represent, warrant and agree that (i) the rights granted to the Initial Purchasers hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Issuers further agree that if any other registration rights agreements, other than that certain Registration Rights Agreement, dated as of [ ], 2008, by and among Holdco and the several investors listed on Schedule I thereto, entered into after the date of this Agreement with respect to any of their securities contain terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Holders, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the parties hereto so that the Holders shall each be entitled to the benefit of any such more favorable or less restrictive terms or conditions.
          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 5(b) shall be by a writing executed by each of the parties hereto.
          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Note Purchase Agreement; (ii) if to the Issuers, initially at the Company’s address set forth in the Note Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c); and (iii) to such other persons at their respective addresses as provided in the Note Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c). All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.
          (d) Rule 144. The Issuers covenant that (i) so long as the Company and/or Holdco remains subject to the reporting provisions of the Exchange Act, they will use commercially reasonable efforts to timely file the reports required to be filed by them under the Securities Act or the Exchange Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 under the Securities Act), and (ii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC.
          (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. If any Person shall acquire Registrable Securities from any Holder, in any manner, whether by operation of law or otherwise, such Person shall promptly notify the Issuers and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.
          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          (g) Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement each of the parties hereto hereby irrevocably (i) submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, the United States District Court for the District of Delaware, or any state court located in the State of Delaware, County of Newcastle (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts and (ii) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the parties at their respective addresses referred to in Section 5(c) hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.
          (h) WAIVER OF TRIAL BY JURY. WITH RESPECT TO ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

          (i) Other Acts. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (j) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (k) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.
          (l) Miscellaneous. This Agreement, together with the Note Purchase Agreement and the Indenture, contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Issuers and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MONEYGRAM PAYMENT SYSTEMS WORLDWIDE, INC.
By:
Name:
Title:

MONEYGRAM INTERNATIONAL, INC.
By:
Name:
Title:

MONEYGRAM PAYMENT SYSTEMS, INC.
By:
Name:
Title:

CAG, INC.
By:
Name:
Title:

FSMC, INC.
By:
Name:
Title:

PROPERTYBRIDGE, INC.
By:
Name:
Title:

MONEYGRAM OF NEW YORK LLC
By:
Name:
Title:

LONG LAKE PARTNERS LLC
By:
Name:
Title:

GSMP V ONSHORE US, LTD.
By:
Name:
Title:

GSMP V OFFSHORE US, LTD.
By:
Name:
Title:

GSMP V INSTITUTIONAL US, LTD.
By:
Name:
Title: